EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly Report of Right On Brands, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2020, filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

By:	/s/ Jerry Grisaffi
Name:	Jerry Grisaffi
Title:	Principal Executive Officer
Date:	June 23, 2021

By:	/s/ A. David Youssefyeh
Name:	A. David Youssefyeh
Title:	Principal Financial Officer
Date:	June 23, 2021